TeraWulf Announces November 2023 Production and Operations Updates  Self‐mined 323 BTC in November for a total of 3,067 BTC self‐mined year‐to‐date.  Increased total capacity participating in demand response programs at the Lake Mariner facility.  EASTON, Md. – December 4, 2023 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”),  owners and operators of vertically integrated, domestic bitcoin mining facilities powered by more than  91% zero‐carbon energy, today provided an unaudited monthly production and operations update for  November 2023.   November 2023 Highlights  Self‐mined 323 bitcoin in November with an average production rate of over 10.8 bitcoin per day.  Power cost averaged $11.3k per bitcoin produced, or approximately $0.037/kWh in November. Key Metrics 1  November 2023  Bitcoin Self‐Mined 2  323  Value per Bitcoin Self‐Mined 3  $36,500  Power Cost per Bitcoin Self‐Mined  $11,277  Avg. Operating Hash Rate (EH/s) 4  5.2  Management Commentary  “During November, the Company mined 323 bitcoin, a 3%  increase from October’s bitcoin production,  due to higher network transaction fees and over 95% availability from our 5 EH/s of self‐mining capacity,”  said Sean Farrell, SVP of Operations at TeraWulf.   “Both of our facilities, Lake Mariner in New York and Nautilus Cryptomine in Pennsylvania, demonstrated  strong operating performance during November,” added Farrell. “Additionally, the Lake Mariner facility  exceeded requirements for the facility’s participation in an operating reserve program with NYISO, nearly  1 Unaudited monthly results are based on estimates, which remain subject to standard month end adjustments. The Company’s  share of the earnings or losses of the Nautilus facility is reflected in the caption “Equity in net loss of investee, net of tax” in the  consolidated statements of operations. Accordingly, operating results of the Nautilus facility are not reflected in the revenue,  cost of revenue or cost of operations lines in TeraWulf’s consolidated statements of operations.   2 Includes BTC earned from profit sharing associated with a short‐term hosting agreement at the Lake Mariner facility and  TeraWulf’s net share of BTC produced at the Nautilus facility.  3 Computed as the weighted‐average opening price of BTC on each respective day the Self‐Mined Bitcoin is earned.  4 While nameplate inventory for WULF’s two facilities is 5.5 EH/s, inclusive of gross total hosted miners, actual monthly hash  rate performance depends on a variety of factors, including (but not limited to) performance tuning to increase efficiency and  maximize margin, scheduled outages (scopes to improve reliability or performance), unscheduled outages, curtailment due to  participation in various cash generating demand response programs, derate of ASICS due to adverse weather and ASIC  maintenance and repair.  Exhibit 99.1 doubling the capacity qualified to participate and providing further revenue offsets to the already below‐ average industry cost of power sourced at the site.”     Production and Operations Update    As of November 30, 2023, the Company had an operational miner fleet of approximately 50,000 of the  latest generation miners, comprised of 34,000 miners at  its wholly owned Lake Mariner facility  in New  York (5,000 of which are hosted pursuant to an agreement expiring in December 2023) and 16,000 self‐ miners at the nuclear‐powered Nautilus facility in Pennsylvania.     About TeraWulf    TeraWulf (Nasdaq: WULF) owns and operates vertically integrated, environmentally clean bitcoin mining  facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company  currently has two Bitcoin mining facilities: the wholly owned Lake Mariner Data facility in New York, and  Nautilus Cryptomine facility in Pennsylvania, a joint venture with Cumulus Coin, LLC. TeraWulf generates  domestically produced Bitcoin powered by 91% zero carbon energy resources including nuclear, hydro,  and solar with a goal of utilizing 100% zero‐carbon energy. With a core focus on ESG that ties directly to  its business success, TeraWulf expects to provide industry leading mining economics at an industrial  scale.    Forward‐Looking Statements     This press release contains forward‐looking statements within the meaning of the “safe harbor”  provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward‐looking  statements include statements concerning anticipated future events and expectations that are not  historical facts. All statements, other than statements of historical fact, are statements that could be  deemed forward‐looking statements. In addition, forward‐looking statements are typically identified by  words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,”  “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,”  “should,” “would” and other similar words and expressions, although the absence of these words or  expressions does not mean that a statement is not forward‐looking. Forward‐looking statements are  based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to  a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no  assurance that future developments will be those that have been anticipated. Actual results may vary  materially from those expressed or implied by forward‐looking statements based on a number of  factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the  cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other  cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors  affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the  various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or  permits affecting TeraWulf’s operations or the industries in which it operates, including regulation  regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation  regarding safety, health, environmental and other matters, which could require significant expenditures;  (4) the ability to implement certain business objectives and to timely and cost‐effectively execute  integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable  terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other  cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money‐ laundering, malware infections and phishing and/or loss and interference as a result of equipment  malfunction or break‐down, physical disaster, data security breach, computer malfunction or sabotage  (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of  equipment necessary to maintain and grow the business and operations of TeraWulf, including mining  equipment and infrastructure equipment meeting the technical or other specifications required to  achieve its growth strategy; (10) employment workforce factors, including the loss of key employees;  (11) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination;  and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the  Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are  cautioned not to place undue reliance on these forward‐looking statements, which speak only as of the  date on which they were made. TeraWulf does not assume any obligation to publicly update any  forward‐looking statement after it was made, whether as a result of new information, future events or  otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks  and uncertainties associated with forward‐looking statements and the discussion of risk factors  contained in the Company’s filings with the SEC, which are available at www.sec.gov.     Company Contact:  Jason Assad  Director of Corporate Communications  assad@terawulf.com  (678) 570‐6791